UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2018
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-16671	23-3079390
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1300 Morris Drive
Chesterbrook, PA 19087
(Address of principal executive offices, including Zip Code)

(610) 727-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) amends the information disclosed in the Current Report on Form 8-K filed on November 13, 2018 (the “Original Form 8-K”) by AmerisourceBergen Corporation (the “Company”) which, among other things, announced the appointment of James F. Cleary, Jr., the Company’s Executive Vice President and Group President, Global Commercialization Services & Animal Health, as Executive Vice President and Chief Financial Officer of the Company, effective as of November 9, 2018. At the time of filing of the Original Form 8-K, the Compensation and Succession Planning Committee of the Company’s Board of Directors (the “Committee”) had not yet finalized the compensation arrangements pertaining to Mr. Cleary in connection with his promotion to Executive Vice President and Chief Financial Officer. Accordingly, the sole purpose of this Amendment is to provide Mr. Cleary’s compensation in connection with his promotion to Executive Vice President and Chief Financial Officer.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 14, 2018, the Committee approved an increase in compensation for Mr. Cleary in connection with his promotion to Executive Vice President and Chief Financial Officer of the Company. Effective November 9, 2018, Mr. Cleary's annual base salary increased from $575,000 to $650,000. Mr. Cleary's target fiscal year 2019 long-term incentive award is $2.1 million. Mr. Cleary's short-term cash incentive bonus opportunity under the Company's Annual Incentive Plan is 100% of his base salary. At the time of this report, no changes were made to Mr. Cleary's existing employment agreement in connection with this increase in compensation. Mr. Cleary will continue to be eligible to participate in the Company’s general benefit plans and certain executive benefits for which he was already eligible as a member of the Company’s senior management, such as financial planning and tax preparation services.
For more information about the Company’s executive compensation program, please refer to the 2018 annual definitive proxy statement that was filed by the Company with the Securities and Exchange Commission on January 19, 2018.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: November 19, 2018	By:	/s/ John G. Chou
	Name:	John G. Chou
	Title:	Executive Vice President and Chief Legal & Business Officer